UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)         March 1, 2012

American River Bankshares

(Exact name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-31525	68-0352144
(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA	95670
(Address of Principal Executive Offices)	(Zip Code)

(916) 851-0123

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 7.01 Regulation FD Disclosure

David Taber, President and CEO of American River Bankshares, is scheduled to speak on the Central Valley (Northern California) Banks Panel at the Sandler O’Neill & Partners, L.P. 2012 West Coast Financial Services Conference in San Francisco, CA on Tuesday, March 6th at approximately 3:50 p.m. Pacific Time.

Presentations will be webcast live at http://www.sandleroneill.com and will be available for 30 days following the event, beginning March 7, 2011. The conference will also be available via audio conference by dialing (832)445-1181 and entering passcode 1079263715#.

A copy of the investor presentation will be available twenty-four hours after the completion of the conference on http://amrb.podbean.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press Release dated March 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
March 1, 2012	Mitchell A. Derenzo,
Chief Financial Officer (Principal Accounting and Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Press release of American River Bankshares dated March 1, 2012	4

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